SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



                                  April 1, 2004
                                  -------------
                                 Date of Report
                        (Date of earliest event reported)




                            MEMBERWORKS INCORPORATED
                            ------------------------
             (Exact name of registrant as specified in its charter)





       DELAWARE                        0-21527                   06-1276882
-------------------------     --------------------------    --------------------
(State of Incorporation)       (Commission File Number)      (I.R.S. Employer
                                                             Identification No.)




                               680 Washington Blvd
                           Stamford, Connecticut 06901
                         -------------------------------
                    (Address of principal executive offices,
                               including zip code)



                                 (203) 324-7635
                                ----------------
                         (Registrant's telephone number,
                              including area code)

                            MEMBERWORKS INCORPORATED


Item 2. Acquisition or Disposition of Assets.

On April 1, 2004, MemberWorks Incorporated (the "Company"), completed the previously disclosed acquisition of all of the assets and outstanding capital stock of Lavalife Inc. ("Lavalife"), a leading provider of online and IVR-based interactive personals services. Lavalife will be operated as a wholly-owned subsidiary of the Company. The purchase price was approximately CAD$152.5 million, or $116.3 million, subject to certain adjustments and excluding fees and expenses. The acquisition was funded with cash on hand and borrowings available under the Company's previously disclosed $45.0 million senior secured credit facility. The purchase price paid by the Company was determined on the basis of arm's length negotiations between the parties. Broadview International LLC acted as financial advisor to Lavalife in connection with the acquisition. Mr. Ellison, a member of the board of directors of MemberWorks, is the President and a Managing Director of Broadview International LLC. Mr. Ellison recused himself from all MemberWorks board of directors discussions and votes on the Lavalife acquisition.


Item 7. Financial Statements, Pro Forma Financial Statements and Exhibits.

(a)  Financial Statements of Lavalife Inc.:
     These were previously filed as part of the current report on Form 8-K filed on March 26, 2004 and are incorporated herein by reference.

(b)  Pro Forma Financial Information:
     These were previously filed as part of the current report on Form 8-K filed on March 26, 2004 and are incorporated herein by reference.

(c)  Exhibits
     99.1 Press release dated April 1, 2004
     99.2 Master Transaction Agreement dated March 3, 2004
     99.3 Amended and Restated Credit Agreement dated March 25, 2004 among MemberWorks Incorporated, the Lenders Parties hereto, and LaSalle Bank National Association.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                           MEMBERWORKS INCORPORATED
                                           (Registrant)


Date:  April 5, 2004                       By:   /s/ Gary A. Johnson
                                                 -------------------------------
                                                 Gary A. Johnson, President and
                                                 Chief Executive Officer